                                                                    EXHIBIT 99.1

                                                      NEWS RELEASE
                                                      LAKES ENTERTAINMENT, INC.
[LAKES ENTERTAINMENT, INC. LOGO]                      130 CHESHIRE LANE
                                                      MINNETONKA, MN  55305
                                                      952-449-9092
                                                      952-449-9353 (fax)
                                                      WWW.LAKESENTERTAINMENT.COM
                                                      TRADED: NASDAQ "LACO"
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FOR FURTHER INFORMATION CONTACT:
Timothy J. Cope 952-449-7030
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FOR IMMEDIATE RELEASE:
June 14, 2004

                  WORLD POKER TOUR EXPANDS SEASON 3 SCHEDULE TO
                15 TOURNAMENTS, CULMINATING WITH WPT CHAMPIONSHIP

                   PLAYERS CAN BEGIN SIGNING UP FOR SATELLITES

          THE MIRAGE IN LAS VEGAS JOINS WPT ROSTER FOR 2004-2005 SEASON


MINNEAPOLIS, MN - JUNE 14, 2004 -- Players hoping to get a slice of the millions in prize money offered on the WORLD POKER TOUR will have at least one additional opportunity in the upcoming third season as the Tour adds a stop at THE MIRAGE in Las Vegas in July, 2005. This new Tour stop represents an expansion over the Tour's second season in 2003-2004, when the total prize money for the Tour reached $35 million. The WORLD POKER TOUR airs on The Travel Channel on Wednesday nights at 9 p.m. (ET/PT).

Season 3 of the WORLD POKER TOUR will once again feature events in Paris and Aruba, two on seagoing cruises, and a stellar lineup of U.S. destinations. The new tournament, THE MIRAGE "The Mirage Poker Showdown," is slated for July 29-August 1, making it the second stop on the schedule. The Tour returns to Las Vegas to cap off the third season with the WPT Championship in April 2005, when the WPT will crown its third WPT World Champion. The total prize pool for the second season WPT Championship was a WPT record $8.3 million and the winner took home $2.7 million.

DATE              TOURNAMENT                                    CASINO                            LOCATION
----              ----------                                    ------                            --------
2004
----
July 17-20        Grand Prix of Paris                     Aviation Club de France               Paris, France
July 29-Aug.1     The Mirage Poker Showdown               The Mirage                            Las Vegas, NV
Aug. 28-31        Legends of Poker                        The Bicycle Casino                    Bell Gardens, CA
Sept 19-22        Borgata Poker Open                      Borgata Hotel & Casino                Atlantic City, NJ
Sept 28-Oct. 1    Ultimate Poker Classic                  UltimateBet.com                       Aruba
Nov. 14-17        World Poker Finals                      Foxwoods Resort Casino                Mashantucket, CT
Dec. 12-16        Five Diamond World Poker Classic        Bellagio                              Las Vegas, NV


                                     (MORE)


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
2005
----
Jan. 8-15         PokerStars.com (Cruise)                 PokerStars.com                        To Be Determined
Jan. 24-27        Jack Binion World Poker Open            Horseshoe & Gold Strike Casinos       Tunica, MS
Feb. 19-22        L.A. Poker Classic                      Commerce Casino                       Commerce, CA
Feb. 23-24        WPT Invitational (Celebrity Pro/Am)     Commerce Casino                       Commerce, CA
Mar. 9-11         Shooting Star Tournament                Bay 101 Card Club                     San Jose, CA
Mar. 19-26        PartyPoker Million                      PartyPoker.com                        Cruise to Mexico
Mar 29-Apr.1      World Poker Challenge                   Reno Hilton                           Reno, NV
Apr. 18-24        WPT Championship                        Bellagio                              Las Vegas, NV

All WPT tournaments (except for the pro/celebrity WPT Invitational) are open to pros and amateurs alike who ante up each tournament's buy-in or play in satellite tournaments for a chance to win an entry. The announcement of the schedule will enable players to begin signing up for satellites offered by the casinos and online poker rooms that host WPT tournaments. Satellite information can be found at www.worldpokertour.com. More than 4,000 players participated in WPT tournaments in season two.

Anyone age 21 or older wishing to play in WPT tournaments should contact the participating casino to obtain information on the buy-in fee and registration deadlines. You may then register with and provide payment to the host casino to reserve a seat in the tournament.

A growing number of the WPT tournament entries are women. There's no limit to who enters a WPT tournament. WPT players range in age from 21 to 70; they come from all over the world; they represent both sexes and many different ethnicities.

Enthusiasts who would like to attend a final table TV taping should contact the casino or card room directly to reserve their seats.

Season two of the WORLD POKER TOUR is currently airing Wednesday nights at 9 p.m. (ET/PT) on Travel Channel and culminates on June 30 with the WPT Championship.

World Poker Tour, LLC is a media and entertainment company principally engaged in the development, production and marketing of gaming-themed televised programming, the licensing and sale of branded products and the sale of corporate sponsorships. World Poker Tour, LLC is a subsidiary of Lakes Entertainment, Inc.

The World Poker Tour is a joint venture between Steven Lipscomb and Lakes Entertainment, Inc., which owns approximately 80% of WPT. Lakes currently has development and management agreements with four separate Tribes for four new casino operations, one in Michigan, two in California and one with the Nipmuc Nation on the East Coast. In addition, Lakes Entertainment has agreements for the development of one additional casino on Indian-owned land in California through a joint venture with MRD Gaming, which is currently being disputed by the Tribe. Lakes Entertainment, Inc. common shares are traded on the Nasdaq National Market under the trading symbol "LACO".


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The Private Securities Litigation Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plan for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. These risks and uncertainties include, but are not limited to, possible delays in completion of Lakes' casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management contracts; continued indemnification obligations to Grand Casinos; highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owed to Lakes by Indian tribes; possible need for future financing to meet Lakes' expansion goals; risks of entry into new businesses; and reliance on Lakes' management. For more information, review the Company's filings with the Securities and Exchange Commission.
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